Exhibit 99.1

News Release

onsemi Announces Proposed Private Offering of $1.3 Billion of Convertible Senior Notes

SCOTTSDALE – May 6, 2026 – ON Semiconductor Corporation (Nasdaq: ON) (“onsemi”) announced today that it intends to offer, subject to market and other conditions, $1.3 billion aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private offering. The notes will be offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). onsemi also expects to grant to the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $200.0 million aggregate principal amount of the notes.

onsemi intends to use the net proceeds from the offering (i) to pay the cost of the convertible note hedge transactions described below (after such cost is partially offset by the net proceeds to onsemi from the sale of the warrant transactions described below), (ii) to repurchase up to $400.0 million of shares of onsemi’s common stock, par value $0.01 per share (the “common stock”), concurrently with the pricing of the offering in privately negotiated transactions effected with or through one of the initial purchasers or its affiliate and (iii) the remainder of the net proceeds for general corporate purposes, including the repayment of outstanding indebtedness. If the initial purchasers exercise their option to purchase additional notes, onsemi expects to enter into additional convertible note hedge transactions and warrant transactions, and intends to use a portion of the net proceeds from the sale of any such additional notes to pay the cost of such additional convertible note hedge transactions (which would be partially offset by the net proceeds to onsemi from the sale of additional warrant transactions).

The notes will be onsemi’s senior unsecured obligations and will be guaranteed by certain of its subsidiaries. The notes are expected to pay interest semiannually in arrears and to mature on May 1, 2031, unless earlier repurchased, redeemed or converted. onsemi will satisfy any conversion elections by paying cash up to the aggregate principal amount of the notes to be converted,  and paying or delivering, as the case may be, cash, shares of common stock or a combination of cash and shares of common stock, at onsemi’s election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the notes to be converted. The initial conversion rate and other terms of the notes will be determined by negotiations between onsemi and the initial purchasers of the notes. The concurrent repurchases of common stock described above could affect the market price of the common stock concurrently with, or shortly after, the pricing of the notes and could result in a higher effective conversion price for the notes.

In connection with the pricing of the notes, onsemi expects to enter into privately negotiated convertible note hedge agreements with certain of the initial purchasers of the notes or their respective affiliates and/or certain other financial institutions (the “hedge counterparties”). The convertible note hedge transactions will cover, subject to customary anti-dilution adjustments, the number of shares of common stock that initially underlie the notes, and are expected to reduce the potential dilution to the common stock and/or offset potential cash payments in excess of the principal amount upon conversion of the notes.

onsemi also expects to enter into warrant transactions with the hedge counterparties relating to the same number of shares of common stock, subject to customary anti-dilution adjustments. The warrant transactions could have a dilutive effect on the common stock to the extent that the market price per share of the common stock exceeds the strike price of the warrants on the applicable expiration dates. If the initial purchasers exercise their option to purchase additional notes, onsemi expects to enter into additional convertible note hedge and warrant transactions.

In connection with establishing their initial hedge of the convertible note hedge and warrant transactions, the hedge counterparties, or their affiliates, expect to purchase shares of the common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes. These activities could have the effect of increasing, or reducing the size of any decline in, the market price of the common stock or the notes at that time. In addition, the hedge counterparties,  or their affiliates, may modify their hedge positions by entering into or unwinding  various derivative transactions with respect to the common stock and/or by purchasing or selling the common stock or other securities of onsemi in secondary market transactions following the pricing of the notes and prior to the maturity of the notes,  and are likely to do so during any observation period related to a conversion of notes.  The effect, if any, of these activities on the market price of the common stock or the notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could cause or prevent an increase or decline in the market price of the common stock or the notes, which could affect holders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount of cash and the number and value of shares of the common stock, if any, that holders will receive upon conversion of the notes.

The notes, guarantees and any shares of the common stock issuable upon conversion of the notes have not been registered under the Securities Act or under any U.S. state securities laws or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About onsemi

onsemi (Nasdaq: ON) delivers intelligent power and sensing technologies that enable electrification, energy efficiency, safety, and automation across automotive, industrial, and AI data center end-markets. With a highly differentiated and innovative product portfolio, onsemi helps customers solve complex challenges to achieve higher efficiency, improved performance, and lower system cost, while supporting a safer, cleaner, and more energy-efficient world. The company is part of the S&P 500® index.

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onsemi and the onsemi logo are trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this press release are registered trademarks or trademarks of their respective holders. Although onsemi references its website in this news release, information on the website is not to be incorporated herein.

Forward-Looking Statements

This press release includes “forward-looking statements,” as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated in this press release could be deemed forward-looking statements, particularly statements about the proposed terms of the notes and the related guarantees, the size of the notes offering, including the option to the initial purchasers to purchase additional notes, the extent, and potential effects, of convertible note hedge and warrant transactions, the potential dilution to the common stock, the negative impact to market price of the common stock concurrently with, or shortly after, the pricing of the notes, the concurrent repurchase of common stock described above resulting in a higher effective conversion price for the notes and the expected use of the proceeds from the sale of the notes. Forward-looking statements are often characterized by words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “anticipates,” “should,” “could,” “would” or similar expressions, or by discussions of strategy, plans or intentions. All forward-looking statements in this press release are made based on onsemi’s current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Important factors that could cause onsemi’s actual results to differ materially from those anticipated in the forward-looking statements are described under Part I, Item 1A “Risk Factors” in onsemi’s 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2026 (the “2025 Form 10-K”). Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information, which speaks only as of the date made, except as may be required by law.

Investing in onsemi’s  securities involves a high degree of risk and uncertainty, and you should carefully consider the trends, risks and uncertainties described in this press release, onsemi’s 2025 Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to onsemi’s securities. If any of these trends, risks or uncertainties actually occurs or continues, onsemi’s business, financial condition or operating results could be materially adversely affected, the trading price of onsemi’s securities could decline, and you could lose all or part of your investment. All forward-looking statements attributable to onsemi or persons acting on onsemi’s behalf are expressly qualified in their entirety by this cautionary statement.

Contacts

Krystal Heaton	Parag Agarwal
Director, Head of Public Relations	Vice President - Investor Relations & Corporate Development
onsemi	onsemi
(480) 242-6943	(602) 244-3437
krystal.heaton@onsemi.com	investor@onsemi.com